UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: January 26, 2026
(Date of earliest event reported)

Oak Valley Bancorp
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	001-34142 (Commission File Number)	26-2326676 (IRS Employer Identification Number)

125 N. Third Ave. Oakdale, CA (Address of principal executive offices)	95361 (Zip Code)

(209) 848-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OVLY	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 — Corporate Governance and Management

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)            On January 26, 2026, Oak Valley Bancorp (the "Company") issued a press release announcing that Christopher M. Courtney, Chief Executive Officer ("CEO") of the Company and of its wholly owned subsidiary Oak Valley Community Bank (the “Bank”), will retire as CEO effective as June 30, 2026.  Mr. Courtney plans to continue to serve the Company and the Bank as a member of their respective Boards of Directors (each, a "Board") after his retirement as Chief Executive Officer of each entity.

A copy of the press release announcing Mr. Courtney's retirement as CEO of each entity is filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

(c)            On January 26, 2026, the Company announced in the same press release that the Boards of the Company and the Bank have selected Richard A. McCarty to succeed Mr. Courtney as CEO of the Company and the Bank, respectively.  Mr. McCarty, age 54, currently the Company's and the Bank’s President and Chief Operating Officer, is expected to assume his new role as President and CEO on June 30, 2026.

A copy of the press release announcing Mr. McCarty’s selection to succeed Mr. Courtney as CEO of each entity is filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
99.1	Press Release of Oak Valley Bancorp dated January 26, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 27, 2026
OAK VALLEY BANCORP

	By:	/s/ Jeffrey A. Gall
Jeffrey A. Gall
Executive Vice President, Chief Financial Officer
and Corporate Secretary
(Principal Financial Officer and duly authorized signatory)

Exhibit Index

ExhibitNo.	Description

99.1	Press Release of Oak Valley Bancorp dated January 26, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)